Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-K

KEY PERFORMANCE FACTORS
July 31, 2000



        Expected B Maturity                                      11/15/05


        Blended Coupon                                              6.8033%


        Excess Protection Level
          3 Month Average   5.55%
          July, 2000   6.04%
          June, 2000   4.94%
          May, 2000   5.67%


        Cash Yield                                  19.22%


        Investor Charge Offs                         4.57%


        Base Rate                                    8.61%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                           11.87%


        Total Payment Rate                          14.13%


        Total Principal Balance                     $55,010,319,976.67


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $6,529,119,458.18